SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2026

Corteva, Inc.

EIDP, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38710	82-4979096
Delaware	001-00815	51-0014090
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification No.)
Incorporation)

9330 Zionsville Road, Indianapolis, Indiana	46268
1000 N. West Street, Suite 800, Wilmington, Delaware	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (833) 267-8382

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Corteva, Inc.	Common Stock, $0.01 par value	CTVA	New York Stock Exchange
EIDP, Inc.	$3.50 Series Preferred Stock	CTAPrA	New York Stock Exchange
EIDP, Inc.	$4.50 Series Preferred Stock	CTAPrB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 8.01 of this Current Report on Form 8-K for Corteva, Inc. and EIDP regarding the Fourth EIDP Supplemental Indenture and the Proposed Amendments (as defined below) is incorporated by reference into this Item 3.03.

Item 8.01 Other Events.

On October 1, 2026, Vylor Inc. (“Vylor”) completed its previously announced (i) private offers to exchange (with respect to each series, an “Exchange Offer” and together, the “Exchange Offers”) any and all of the outstanding senior notes of the series listed in the table below issued by EIDP, Inc., a Delaware corporation and a wholly owned subsidiary of Corteva, Inc. (“EIDP” and such notes, collectively, the “EIDP Notes”), to the extent held by eligible holders, for new notes of the corresponding series issued by Vylor and (ii) related consent solicitations (the “Consent Solicitations”) made by Vylor on behalf of EIDP to adopt certain proposed amendments to the indentures governing the EIDP Notes (the “Proposed Amendments”). The Exchange Offers and Consent Solicitations were not registered under the Securities Act of 1933, as amended, or any state or foreign securities laws.

The table below sets forth the aggregate principal amounts of EIDP Notes that were validly tendered pursuant to the Exchange Offers and Consent Solicitations and the aggregate principal amounts of EIDP Notes accepted for exchange. Such accepted EIDP Notes have been retired and canceled in connection with the settlement of the Exchange Offers (the “Settlement”) and will not be reissued. Following such cancellation, the aggregate principal amounts of the EIDP Notes set forth below remain outstanding.

Title of Series of EIDP Notes	CUSIP No. and ISIN of EIDP Notes	Aggregate Principal Amount Tendered	Aggregate Principal Amount Accepted	Aggregate Principal Amount Outstanding Following Settlement
2.300% Senior Notes due 2030	263534CP2 US263534CP24	$434,841,000	$434,839,000	$65,161,000
5.125% Senior Notes due 2032	263534CS6 US263534CS62	$476,214,000	$476,214,000	$23,786,000
4.800% Senior Notes due 2033	263534CR8 US263534CR89	$527,584,000	$527,584,000	$72,416,000

As previously announced, following receipt, as of the early tender deadline on August 19, 2026, of the requisite consents to adopt the Proposed Amendments, EIDP entered into a fourth supplemental indenture with U.S. Bank Trust Company, National Association, dated as of August 20, 2026 (the “Fourth EIDP Supplemental Indenture”), amending the base indenture governing the EIDP Notes and each of the supplemental indentures governing the respective series of EIDP Notes, to effect the Proposed Amendments with respect to each series of EIDP Notes. The Proposed Amendments became operative on October 1, 2026 upon the Settlement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit

Number	Description

4.1

Fourth Supplemental Indenture, dated as of August 20, 2026, between EIDP, Inc. and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K of Corteva, Inc. (Commission file number 001-38710), filed August 20, 2026).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CORTEVA, INC.

Date: October 7, 2026	By:	/s/ Jeff Rudolph
Name: Jeff Rudolph
Title: Chief Financial Officer

EIDP, INC.

Date: October 7, 2026	By:	/s/ Jeff Rudolph
Name: Jeff Rudolph
Title: Chief Financial Officer